Exhibit 99.46

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-C

KEY PERFORMANCE FACTORS
September 30, 2000



Expected B Maturity 2/15/05


Blended Coupon 6.8454%


Excess Protection Level
3 Month Average   5.75%
September, 2000   5.69%
August, 2000   5.53%
July, 2000   6.03%


Cash Yield19.26%


Investor Charge Offs 4.49%


Base Rate 9.07%


Over 30 Day Delinquency 4.99%


Seller's Interest 8.50%


Total Payment Rate13.85%


Total Principal Balance$54,293,652,263.17


 Investor Participation Amount$1,500,000,000.00


Seller Participation Amount$4,612,451,744.68